UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey		07901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) At the annual meeting of stockholders (the “Annual Meeting”) of Celgene Corporation (the “Company”) held on June 13, 2012, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2008 Stock Incentive Plan (the “Plan”) to, among other things:

•

Adopt an aggregate share reserve of 95,981,641 shares of our Common Stock. This number includes our current share reserve of 81,981,641 shares of our Common Stock and 14,000,000 additional new shares of our Common Stock.

•

In connection with the increase in the aggregate share reserve, the “fungible” share limit, which limits the number of “full-value awards” (e.g., restricted stock and RSUs) that may be granted under the Plan by counting shares granted pursuant to such awards as multiple shares against the aggregate share reserve, will be changed from 1.6 shares for every share granted to 2.1 shares for every share granted.

•	Extend the term of the Plan through April 18, 2022.

In addition to the foregoing, our stockholders reapproved the Section 162(m) performance goals under the Plan so that certain incentive awards granted under the Plan to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code.

The foregoing is a brief summary of the principal provisions of the amendments to the Plan and does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended by the Amendment, which Amendment is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) The annual meeting of stockholders of the Company was held on June 13, 2012.

(b) Stockholders voted on the matters set forth below:

Proposal 1. Election of Directors:

	For	Against	Withheld	Broker Non-Votes
Robert J. Hugin	307,901,783	N/A	8,956,466	50,102,750
Richard W. Barker, D.Phil.	314,191,067	N/A	2,667,182	50,102,750
Michael D. Casey	311,233,768	N/A	5,624,481	50,102,750
Carrie S. Cox	312,426,586	N/A	4,431,663	50,102,750
Rodman L. Drake	311,280,070	N/A	5,578,179	50,102,750
Michael A. Friedman, M.D.	315,053,581	N/A	1,804,668	50,102,750
Gilla Kaplan, Ph.D.	310,446,077	N/A	6,412,172	50,102,750
James J. Loughlin	309,089,445	N/A	7,768,804	50,102,750
Ernest Mario, Ph.D.	284,204,034	N/A	32,654,215	50,102,750

Proposal 2. Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2012:

For	356,109,800
Against	10,314,324
Abstain	536,875
Broker Non-Votes	50,102,750

Proposal 3. Amendment to the Company’s 2008 Stock Incentive Plan (the description of the amendment contained in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference):

For	247,036,030
Against	69,208,231
Abstain	613,988
Broker Non-Votes	50,102,750

Proposal 4. Advisory Vote on Executive Compensation:

For	302,226,159
Against	14,187149
Abstain	444,941
Broker Non-Votes	50,102,750

Proposal 5. Advisory Vote on Stockholder Proposal (described in more detail in the Proxy Statement):

For	189,500,550
Against	126,638,690
Abstain	719,009
Broker Non-Votes	50,102,750

(c) Not applicable.

(d) Not applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Amendment No. 2 to the Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of June 17, 2009)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: June 14, 2012	By:	/s/ Jacqualyn A. Fouse
Jacqualyn A. Fouse
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to the Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of June 17, 2009)